UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2017

EXICURE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-55764	81-5333008
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8045 Lamon Avenue

Suite 410

Skokie, IL 60077

(Address of principal executive offices)

Registrant’s telephone number, including area code: (847) 673-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement.

On October 27, 2017, Exicure, Inc. (“Exicure,” the “Company,” “we,” “us” or “our”) entered into subscription agreements (the “Subscription Agreements”) with several accredited investors (the “Investors”) pursuant to which the Company agreed to issue and sell a total of 1,878,335 shares of the Company’s common stock, par value $0.0001 per share (the “Shares”) resulting in approximately $5.6 million in gross proceeds to the Company. These shares were issued in an additional closing (the “Subsequent Closing”) of a private placement financing (the “Private Placement ”) for up to 13,333,333 shares of common stock (the “Maximum Amount”) at a purchase price of $3.00 per share (the “Sale Price”). The initial closing of the Private Placement was previously reported by the Company on its Current Report on Form 8-K filed with the Securities and Exchange Commission on October 2, 2017 (the “Prior 8-K”). The Company and Katalyst Securities LLC, a U.S. registered broker-dealer (together with its sub-agents, the “Placement Agents”) may agree to extend the period for additional closings up to November 30, 2017. To the extent the period for additional closings is extended and the Private Placement is over-subscribed, the Company may also sell an additional 3,333,333 shares of common stock at the Sale Price to cover over-subscriptions to purchasers approved by the Company and reasonably acceptable to the Placement Agents.

The sale of Shares pursuant to the Subscription Agreements was completed on substantially the same terms as the subscription agreements in the initial closing of the Private Placement, which are described in the Company’s Prior 8-K and incorporated by reference herein. Pursuant to the Subscription Agreements, the Company agreed to provide Investors with the benefit of any more favorable terms in any additional closings completed by November 30, 2017. The Company expects to issue a purchaser rights letter, which is filed as Exhibit 10.2 hereto and incorporated by reference herein (the “Purchaser Rights Letter), to each investor in the initial closing of the Private Placement which would provide such investor with the benefit of any more favorable terms in subscription agreements entered into in any additional closings completed through November 30, 2017, including the Subsequent Closing.

Pursuant to the Subscription Agreements, each Investor represented that, at the time of the Subsequent Closing, he/she/it (i) was an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended, (ii) had a substantive, pre-existing relationship with the Company, or had direct contact with the Company or the Placement Agents or other enumerated parties outside of the Private Placement, (iii) was not identified or contacted through the marketing of the Private Placement, and (iv) did not independently contact us as a result of general solicitation by means of the Prior 8-K, any press release or any other public disclosure disclosing the material terms of the Private Placement.

Each Investor in the Subsequent Closing also entered into the same registration rights agreement signed by investors in the initial closing of the Private Placement, which requires that the Company file a “resale” registration statement with the SEC covering the shares of common stock and warrants issued in the Private Placement, certain other shares of common stock issued in connection with the Company’s recently closed reverse merger, and shares held by the Company’s pre-merger stockholders, within 60 calendar days from the final closing of the Private Placement.

Pursuant to the Subscription Agreements, the Placement Agents will receive an aggregate of $0.6 million in cash placement fees and warrants to purchase an aggregate of 132,884 shares of our common stock (the “Warrants”) in connection with the Subsequent Closing of the Private Placement. The Warrants have an exercise price of $3.00 per share and were issued on the same terms as the warrants issued to the Placement Agents in the initial closing of the Private Placement. The Placement Agents will also receive 50,000 shares of our common stock in connection with the Subsequent Closing. Additionally, the Subscription Agreements provide that the Company will reimburse certain expenses of the Placement Agents in connection with the Private Placement. As of the date of this Current Report on Form 8-K, the Company has reimbursed the Placement Agents for up to $50,000 of expenses incurred in connection with all closings of the Private Placement.

The offer and sale of the Shares and issuance of the warrants and common stock to the Placement Agents in the Subsequent Closing of the Private Placement were exempt from registration under Section 4(a)(2) of the Securities Act or Rule 506 of Regulation D promulgated by the SEC. The Subsequent Closing was conducted on a “reasonable best efforts” basis.

The foregoing summaries of the material terms of the Subscription Agreements, the Warrants, the Purchaser Rights Letter and the registration rights agreement are not complete and are qualified in their entirety by reference to the full text thereof and the Prior 8-K, each of these documents are incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The information regarding the Subsequent Closing and the Private Placement set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning the Company, the completion, timing and potential size of the private placement, use of proceeds, the Company’s technology, potential therapies, clinical and regulatory objectives and other matters. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “plan,” “believe,” “intend,” “look forward,” and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement. Risks facing the Company and its programs are set forth in the Company’s filings with the SEC, including the “Risk Factors” section of the Company’s Prior 8-K. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1*	Form of Warrant to Purchase Shares of Common Stock issued to Placement Agents.

4.2*	Form of Registration Rights Agreement by and among the Company and the persons named therein.

10.1	Form of Subscription Agreement by and between the Company and each investor in connection with the Subsequent Closing.

10.2	Form of Purchaser Rights Letter to be delivered by the Company to each investor in the initial closing of the Private Placement.

* Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed on October 2, 2017 and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 2, 2017	EXICURE, INC.

	By:	/s/ David Giljohann, Ph.D.
	Name:	David Giljohann, Ph.D.
	Title:	Chief Executive Officer